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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): September 27, 2001
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                               EVANS BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)



          New York                     0-18539                  16-1332767
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 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)


14-16 North Main Street, Angola, New York                      14006
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 (Address of Principal Executive Offices)                    (Zip Code)


 Registrant's telephone number, including area code  (716) 549-1000
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ITEM 5.           OTHER EVENTS
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                  Evans Bancorp, Inc. is filing herewith a press release issued on September 27, 2001 which is included herein. This press release was issued to announce a dividend to be paid on the Company's common stock and a stock repurchase plan approved by the Board of Directors.

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS
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                  The following exhibit is included herein:

                  99.1   September 27, 2001 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EVANS BANCORP, INC.

                                      By: /s/James Tilley
                                          ---------------------------------
                                             James Tilley, President

September 27, 2001